UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2010

NEXT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-25247	95-4675095
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7625 HAMILTON PARK DRIVE, SUITE 12, CHATTANOOGA, TENNESSEE 37421
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(423) 296-8213
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2010, the Board of Directors (the “Board”) of Next, Inc., a Delaware corporation (the “Company”), approved an amendment to the Company’s Amended and Restated Bylaws (as so amended, the “Amended Bylaws”).  The amendment became effective immediately upon approval by the Board.

The amendment replaces the provision relating to the annual meeting of stockholders (Article II, Section 2.2) to require that the annual meeting of stockholders be held within 60 days before or after the one year anniversary of the immediately preceding annual meeting.  Prior to the amendment, the annual meeting of stockholders was required to be held within 60 to 120 days after the one year anniversary of the immediately preceding annual meeting.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Amended Bylaws, effective as of March 9, 2010, a copy of which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

3.1

Amended and Restated Bylaws, as amended effective March 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

March 10, 2010

By:

/s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

Exhibit 3.1

EXHIBIT INDEX

Exhibit No.

Exhibit Description

3.1

Amended and Restated Bylaws, as amended effective March 10, 2010.